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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                     Date of Report (Date of earliest event
                             reported) July 19, 1996
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                          COMMISSION FILE NO.: 0-25664


                           MONTEREY BAY BANCORP, INC.
                           --------------------------
             (Exact name of registrant as specified in its charter)

Delaware                                                         77-03811362
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(State or other Jurisdiction of Incorporation                (IRS Employer or
organization)                                                Identification No.)

36 Brennan Street, Watsonville, California                          95076
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(Address of principal executive offices)                          (Zip Code)

Registrant's telephone number, including area code            (408) 722-3885
                                                             -------------------


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Item 5.   Other Information
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          On July 19, 1996 the Registrant issued the press release attached hereto as Exhibit 99 and incorporated herein by reference.

Item 7.   Financial Statements and Exhibits
          ---------------------------------

          Exhibit 99 - Press Release dated July 19, 1996.



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SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          By:      /s/ Marshall G. Delk
                                                   -----------------------------
                                                   President and Chief Operating
                                                   Officer


Dated:  July 22, 1996
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